UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2011

MANPOWER INC.
(d/b/a ManpowerGroup)
(Exact name of registrant as specified in its charter)

Wisconsin	1-10686	39-1672779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Manpower Place
Milwaukee, Wisconsin	53212
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (414) 961-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

On February 16, 2011, ManpowerGroup (the “Company”)  appointed William Downe and Patricia Hemingway Hall to its Board of Directors, subject to ratification of the Company’s shareholders at the 2011 Annual Meeting, scheduled for May 3, 2011.  If ratified, Mr. Downe’s appointment will be effective at the close of the 2011 Annual Meeting and Ms. Hemingway Hall’s appointment will be effective at the close of the Board of Directors Meeting held that same day.

The press release issued by the Company announcing the appointments of Mr. Downe and Ms. Hemingway Hall is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                      Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 20, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MANPOWER INC.
(d/b/a ManpowerGroup)

Dated: April 20, 2011	By:	/s/ Kenneth C. Hunt
Kenneth C. Hunt Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 20, 2011